SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Soliciting Material Pursuant to Sec. 240.14a-12

Apollo Senior Floating Rate Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 21, 2020. Meeting Information APOLLO SENIOR FLOATING RATE FUND INC. Meeting Type: Annual APOLLOTACTICAL INCOME FUND INC. For holders as of: March 18, 2020 (Close of business) Date: May 21, 2020 Time: 9:30 a.m., (Eastern Time) Location: www.apollofunds.com/Apollo-Funds-Annual-Meeting Purpose: To Elect the Directors of the Fund Instructions: Visit the Funds’ website: at www.apollofunds.com/Apollo-Funds-Annual-Meeting Recommendation: The Board of Directors of the Fund recommends a vote FOR all nominees In light of the novel coronavirus pandemic, the Funds have elected to hold this year’s Annual Meetings as virtual meetings. The details on how to participate are APOLLO GLOBAL MANAGEMENT, INC. included in the Funds’ proxy statement and also posted on the Funds’ website at 9 WEST 57TH STREET www.apollofunds.com/Apollo-Funds-Annual-Meeting. Please monitor the Funds’ NEW YORK, NY 10019 website for updated information regarding the Meeting. You are receiving this communication because you hold shares in the fund named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. P37324 proxy See the materials reverse and side voting of this instructions notice to obtain . D11879

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE OF ANNUAL MEETING PROXY STATEMENT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 7, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote During the Meeting: Please check the Proxy Statement for meeting attendance requirements and for further instructions on how to participate in the virtual meeting and vote your shares during the meeting. Information regarding how to participate in the virtual meeting is also available on the Funds’ website at P37324 www.apollofunds.com/Apollo-Funds-Annual-Meeting. - Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box D11880 marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items recommends Election of Directors a vote FOR - The all nominees Board of listed Directors . 1. Election of Directors Nominees: 01) Robert L. Borden 02) Carl J. Rickertsen 2. To vote and otherwise represent the undersigned on any other matter that may properly come before the Meeting or any adjournment or postponement thereof in the discretion of the Proxy holder. - P37324 D11881

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